Acquisitions and Other Significant Business Activities	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisitions and Other Significant Business Activities

Note 2. Acquisitions and Other Significant Business Activities

Investment in associated company

In June 2016, the Company made an additional investment in the equity interests of LPW Technology Ltd ("LPW") which offers AM solutions. The Company increased its interest in LPW from 10% to approximately 40% and has the ability to exercise significant influence over LPW and therefore accounts for this investment under the equity method of accounting. This investment is presented under other non-current assets in the Company’s consolidated balance sheets.

Borrowing Agreement

In December 2016, the Company entered into a secured loan agreement with Bank Hapoalim Ltd (the “Bank Loan”). Pursuant to the Bank Loan, the Company borrowed $26 million initially and secured a credit line with similar terms for an additional $24 million (the “Credit Line”). The Bank Loan will mature in December 2023 and is payable in equal consecutive quarterly principal installments of principal and accrued interest. The repayment of the Bank Loan was secured by a first priority lien in the name of the lender on all of the Company’s rights to its new headquarters property in Rehovot, Israel and it contains certain subjective acceleration clauses. The Bank Loan bears interest at the rate of LIBOR plus 3.35%. During December 2017, the Company borrowed $10 million under the Credit Line.

Future annual principal payments under the Company’s Bank Loan as of December 31, 2017 are as follows:

Loan principal amount
Year ending December 31,	(U.S. $ in thousands)
2018	$5,143
2019	5,143
2020	5,143
2021	5,143
2022	5,143
Thereafter	6,571
$32,286

Transaction in China

On February 10, 2015, the Company acquired, in consideration for cash, certain assets and assumed certain liabilities of Intelligent CAD/CAM Technology Ltd., a Hong Kong company. This acquisition was aimed to enable the Company to expand its operations in the Chinese market.

Financial information giving effect to this business combination has not been provided, as the acquisition is not material.

New Facility in Israel

In April 2015, the Company purchased the rights to land and a new building complex under construction in Rehovot, Israel (the “Rehovot Campus”). The new Rehovot Campus includes approximately 26,300 square meters (approximately 283,900 square feet) of two buildings complex and additional building rights for approximately 21,800 square meters (approximately 235,400 square feet). The new Rehovot Campus houses the Company’s Israeli headquarters, research and development facilities and certain marketing activities. The Company entered into the first building of its new Rehovot Campus during January, 2017. The second building of the Rehovot Campus is currently under construction. As of December 31, 2017 the Company had invested in the new Rehovot Campus and its related equipment approximately $68.2 million.

Restructuring plan

In April 2015, the Company initiated certain restructuring actions that were intended to focus efforts on adjusting its cost and operating structure to better align with the market environment, improving and iterating products, developing new 3D printing solutions and expanding its presence in the market. These restructuring actions included a reduction in the Company’s global workforce, consolidation of certain facilities, closing of three retail stores and other actions designed to streamline the Company’s operations and better position itself for market penetration.

During 2015 the Company incurred restructuring charges of $26.2 million, including $10.4 million charges related to workforce reductions and $15.8 million charges related to facilities consolidation (primarily MakerBot’s facilities), impairments of associated long-lived assets and other related costs. $9.9 million, $1.5 million and $14.8 million of these restructuring charges were included in cost of sales, research and development, net and selling, general and administrative expenses, respectively. Payments for one-time termination benefits in connection with these initiatives were substantially completed in 2016. During 2016 the Company incurred charges of $6.6 million in connection with these initiatives.

RTC Rapid Technologies Transaction

On July 1, 2015 the Company acquired, in consideration for cash, 100% of the outstanding shares of RTC Rapid Technologies GmbH (“RTC”), which is a key channel partner in Germany. This acquisition was aimed to strengthen the Company’s presence in Germany, Switzerland and Austria, and enable the Company to offer full suite of Stratasys 3D printing solutions and services to the installed base of RTC.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

Termination of Credit Facility

In September 2015, the Company terminated its $250 million five-year revolving credit facility under the credit agreement, dated November 7, 2013, with Bank of America, N.A., or BofA, as administrative agent and swing line lender, and the other lenders party thereto (the “Revolving Credit Facility”). In connection with the termination of the Revolving Credit Facility, the Company repaid all of its outstanding short-term debt thereunder, in an amount of approximately $175 million. That payment was made from the Company’s available cash balances. As a result of the termination of its short-term debt under the Revolving Credit Facility, the Company recorded additional financial expense of $2.7 million which included write-off of unamortized deferred issuance costs and fees paid for certain creditors and other third parties.